SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to section 13 or 15(d) of
                           the Securities Act of 1934

                                December 8, 1997



                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

               (Exact name of registrant as specified in charter)


Wyoming                           0-19796                             98-0120805

(State or other            (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                        15400 Knoll Trail, Suite 106
                              Dallas, Texas 75248

                    (Address of Principal Executive Offices)



                                  972-960-9400

               (Registrant's telephone number including area code)

Item 5.  Other Events

     The Registrant completed the direct sale of 421,000 shares of Common Stock pursuant to Regulation S of the Securities Act of 1933 in exchange for $210,500.00 paid in cash to the Company by Bervad Investments N.V. on November 30, 1997. The use of proceeds included the preparation and development phases of "Assault on the Liberty" a docudrama in progress.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Interactive Technologies Corporation, Inc.


                                            by:      /s/Perry Douglas West
                                                     Perry Douglas West,
                                                     Chief Executive Officer

Dated:  February 10, 1998